Exhibit 10.8

iSTAR ACQUISITION CORP.

FORM OF CO-INVESTMENT UNIT PURCHASE AGREEMENT

THIS CO-INVESTMENT UNIT PURCHASE AGREEMENT (this “Agreement”), dated as of [    ], is entered into by and between iStar Acquisition Corp., a Delaware corporation (the “Company”) and iStar Financial Inc., a Maryland corporation (the “Purchaser”).

WHEREAS, the Company has filed a registration statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) for the initial public offering of 50,000,000 units (the “Initial Public Offering”), each unit consisting of one share of the common stock, par value $0.0001 per share, of the Company (“Common Stock”), and one warrant to purchase one share of Common Stock at an exercise price of $7.50 per share.

WHEREAS, immediately prior to the completion of the Company’s initial merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with one or more operating businesses (a “Business Combination”), the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, 2,500,000 units (the “Co-Investment Units”) at $10.00 per unit, each unit consisting of one share of Common Stock (the “Co-Investment Common Stock”) and one warrant to purchase one share of Common Stock at an exercise price of $7.50 per share (the “Co-Investment Warrants” and collectively with the Co-Investment Units and the Co-Investment Common Stock, the “Co-Investment Securities”), for an aggregate purchase price of $25,000,000 (the “Co-Investment Units Purchase Price”).

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.  AUTHORIZATION, PURCHASE AND SALE; TERMS OF THE CO-INVESTMENT SECURITIES.

A.            Authorization of the Co-Investment Securities and the shares of Common Stock underlying the Co-Investment Warrants.  The Company has duly authorized the issuance and sale to the Purchaser of each of the Co-Investment Securities and the shares of Common Stock underlying the Co-Investment Warrants (collectively, the “Securities”).

B.            Purchase and Sale of the Co-Investment Units.  Immediately prior to the completion of the Business Combination (the “Closing Date”), which will not occur until after the approval of the Business Combination by the requisite vote of the Company’s stockholders (as described in the Registration Statement), the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company, the Co-Investment Units for the Co-Investment Units Purchase Price.  On the Closing Date, the Company shall deliver certificates evidencing the Co-Investment Units, registered in the Purchaser’s name, upon the payment by the Purchaser of the Co-Investment Units Purchase Price, by wire transfer of immediately available funds to the Company in accordance with the Company’s wiring instructions.  In the event that the Company fails to consummate the Business Combination within 24 months from the consummation of its Initial Public Offering, Purchaser’s obligation to purchase the Co-Investment Units shall be null and void and of no further force and effect.

C.            Terms of the Co-Investment Units, Co-Investment Common Stock and Co-Investment Warrants.

(i)            Co-Investment Units.  Each Co-Investment Unit shall have the terms set forth in the Co-Investment Unit Certificate attached as EXHIBIT A hereto.

(ii)           Co-Investment Common Stock.  The Co-Investment Common Stock shall have the terms set forth in the Amended Certificate of Incorporation of the Company, as may be amended and restated from time to time (the “Certificate of Incorporation”) and the Co-Investment Common Stock Certificate attached as EXHIBIT B hereto.

(iii)          Co-Investment Warrants.  The Co-Investment Warrants shall have the terms set forth in the Co-Investment Warrant Certificate and the Warrant Agreement, dated as of [    ], between the Company and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), attached as EXHIBIT C hereto.

(iv)          Transfer Restrictions.

(a)           The Purchaser shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or, except as provided in the Registration Rights Agreement (as defined below), file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any  Securities, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Securities, whether any such transaction is to be settled by delivery of Securities, in cash or otherwise, or (c) publicly announce an intention to effect any transaction specified in clause (a) or (b) until one year after the consummation of an initial Business Combination (the “Lock-Up Period”).  Notwithstanding the foregoing, the Purchaser may transfer Securities during the Lock-Up Period (i) to a member of the Purchaser’s immediate family, (ii) to an affiliate of the Purchaser, (iii) to a charitable organization, (iv) to a trust, the beneficiary of which is a member of the Purchaser’s immediate family, (v) by virtue of the laws of descent and distribution upon death of the Purchaser, (vi) to officers or directors of the Company, (vii) to current and former officers, directors and employees of the Purchaser, (vii) pursuant to a qualified domestic relations order, or (viii) in the event of a merger, capital stock exchange, stock purchase, asset acquisition or other similar transaction which results in all the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Company’s consummating a Business Combination (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company); provided, however, that the permissive transfers pursuant to clauses (i) — (vii) may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement.

(b)           If (i) during the last 17 days of the Lock-Up Period, the Company issues material news or a material event relating to the company occurs or (ii) before the expiration of the Lock-Up period, the Company announces that material news or a material event relating to the Company will occur during the 16-day period beginning on the last day of the Lock-Up Period, said Lock-Up Period will be extended for up to 18 days beginning on the issuance of the material news or the occurrence of the material event.

(c)           The Purchaser agrees that after the Lock-Up Period has elapsed, the Securities shall only be transferable or saleable pursuant to a sale registered under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an available exemption from registration, other than Regulations S of the Securities Act.

(v)           Registration Rights.  In connection with the closing of the Initial Public Offering, the Company and the Purchaser shall enter into an agreement (the “Registration Rights Agreement”) granting the Purchaser registration rights with respect to the Securities; provided however that such registration rights with respect to the Securities shall not become effective prior to the end of the applicable Lock-Up Period.

Section  2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and purchase the Co-Investment Units, the Company hereby represents and warrants to the Purchaser that:

A.            Organization and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

B.            Authorization; No Breach.

(i)            Due Authorization.  The execution, delivery and performance of this Agreement and the Warrant Agreement have been duly authorized by the Company.  This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.  The Warrant Agreement, and upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement and this Agreement, the Co-Investment Warrants, constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms as of the Closing Date.

(ii)           Conflicts.  The execution and delivery by the Company of this Agreement, the Warrant Agreement and the sale and issuance of each of the Securities and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not as of the Closing Date (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the certificate of incorporation or the bylaws of the Company, as amended, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C.            Title to Securities.  Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, each of the Securities will be duly and validly issued, fully paid and nonassessable.  Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, the Purchaser will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Purchaser.

D.            Governmental Consents.  No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the Warrant Agreement, or the consummation by the Company of any other transactions contemplated hereby.

Section  3.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

As a material inducement to the Company to enter into this Agreement and issue and sell the Co-Investment Units, the Purchaser hereby represents and warrants to the Company that:

A.            Capacity and State Law Compliance.  The Purchaser will engage in the transactions contemplated by this Agreement within a state in which the offer and sale of the Securities is permitted under applicable securities laws.

B.            Authorization; No Breach.

(i)            This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

(ii)           The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the respective terms hereof by the Purchaser does not conflict with or result in a breach of the terms, conditions or provisions of the organizational documents of the Purchaser or any other agreement, instrument, order, judgment or decree to which the Purchaser is subject.

C.            Investment Representations.

(i)            The Purchaser understands that no Co-Investment Warrants will be exercisable unless at the time of exercise (a) a registration statement relating to the shares of Common Stock issuable upon exercise of the Co-Investment Warrants is effective, (b) a prospectus relating to the shares of Common Stock issuable upon exercise of the Co-Investment Warrants is available for use, and (c) the Common Stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Co-Investment Warrants.

(ii)           The Purchaser understands that the Securities will be offered and sold in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

(iii)          The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(iv)          The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(v)           The Purchaser understands that:  (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  In this regard, the Purchaser understands that the SEC has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company.  Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act.  The Purchaser is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

(vi)          The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder.  The Purchaser can afford a complete loss of its investment in the Securities.

Section  4.  CONDITIONS OF THE OBLIGATIONS OF THE PURCHASER AND THE COMPANY.

Each of the Purchaser’s and the Company’s obligation to consummate the transactions contemplated hereby is subject to:

A.            The Company having entered into a definitive agreement relating to a Business Combination.

B.            The Business Combination having been approved by a majority of the votes cast by the Company’s public stockholders at a duly held stockholders meeting.

C.            An amendment of the Company’s certificate of incorporation to provide for the Company’s perpetual existence having been approved by the holders of a majority of the Company’s outstanding shares of Common Stock.

D.            Public stockholders of the Company owning fewer than 30% of the Company’s shares of Common Stock sold in the Initial Public Offering having both voted against the Company’s initial Business Combination and exercised their conversion rights.

Section  5.  MISCELLANEOUS.

A.            Further Assurances.

The parties hereto shall execute and deliver such additional documents and take such additional actions as any party reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

B.            Legends.

(i)            The certificates evidencing the Co-Investment Units and the Co-Investment Common Stock will include the legend set forth on EXHIBITS A and B hereto, respectively, which the Purchaser has read and understood.  The Co-Investment Warrants and shares of Common Stock issued upon exercise of the Co-Investment Warrants will include the legend set forth in EXHIBIT A to the

Warrant Agreement in the case of the Warrants and in the Warrant Agreement in the case of the Common Stock, which the Purchaser has read and understood.

(ii)           By accepting the Securities, the Purchaser agrees, prior to any transfer of the Securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer.  Upon receiving such notice, the Company shall present copies thereof to its counsel and the Purchaser agrees not to make any disposition of all or any portion of the Securities unless and until:

(a)           there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Securities sold pursuant to such registration statement shall be removed; or

(b)           if reasonably requested by the Company, (A) the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C) the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in (i) hereof.

Notwithstanding the foregoing, the Purchaser also understands and acknowledges that the transfer of the Co-Investment Securities and exercise of the Co-Investment Warrants are subject to the specific conditions to such transfer or exercise as outlined herein and in the Warrant Agreement as to which the Purchaser specifically assents by its execution hereof.

(iii)          The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.

C.            Successors and Assigns.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not.  Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement or their obligations hereunder.

D.            Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

E.             Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

F.             Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.  The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

G.            Governing Law.  This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York.  The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive.  The parties hereby waive any objection to such exclusive jurisdiction and agree not to plead or claim that such courts represent an inconvenient forum.

H.            Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.  Such notices, demands and other communications shall be sent:

If to the Company:	iStar Acquisition Corp. 1114 Avenue of the Americas 39th Floor New York, New York 10036 Tel. No.: (212) 930-9400

If to the Purchaser:	iStar Financial Inc. 1114 Avenue of the Americas New York, New York 10036 Tel. No.: (212) 930-9400

In each case, with a copy to:	Clifford Chance US LLP 31 West 52nd Street New York, NY 10019 Tel. No.: (212) 878-8000 Fax No.: (212) 878-8375

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

I.              No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

J.             Costs and Expenses.  Each party shall bear its own costs and expenses in connection with the preparation of this Agreement and the transaction contemplated hereby, and neither party shall be obligated to reimburse the other party for any expenses incurred in connection with the performance of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Co-Investment Agreement on the date first written above.

iSTAR ACQUISITION CORP.

By:
Name:	Jay S. Nydick
Title:	Chief Executive Officer and President

iSTAR FINANCIAL INC.

By:
Name:	Jay Sugarman
Title:	Chief Executive Officer

Exhibit A

SPECIMEN OF CO-INVESTMENT UNIT CERTIFICATE

No. U-	UNITS
CUSIP No.

iSTAR ACQUISITION CORP.

UNITS CONSISTING OF ONE SHARE OF COMMON STOCK AND
ONE WARRANT TO PURCHASE ONE SHARE OF COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                is the owner of              Units.

Each Unit (“Unit”) consists of one (1) share of common stock, par value $0.0001 per share (“Common Stock”), of iStar Acquisition Corp., a Delaware corporation (the “Corporation”), and one (1) warrant (the “Warrant”) of the Corporation.  The Warrant entitles the holder to purchase one (1) share of Common Stock for $7.50 per share (subject to adjustment as set forth in the Warrant Agreement (defined below)).  The Warrant will become exercisable only after the consummation of the Corporation’s initial business combination.  The terms of the Warrants are governed by a Warrant Agreement, dated as of                       , 2008 (the “Warrant Agreement”), between the Corporation and Continental Stock Transfer & Trust Company, as Warrant Agent, and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this certificate consents to by acceptance hereof.  Copies of the Warrant Agreement are on file at the office of the Warrant Agent at 17 Battery Place, New York, NY 10004, and are available to any Warrant holder on written request and without cost.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THESE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO A CO-INVESTMENT AGREEMENT DATED [•], 2008, A COPY OF WHICH CAN BE OBTAINED FROM THE CORPORATION AT ITS EXECUTIVE OFFICES.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

iSTAR ACQUISITION CORP.
CORPORATE
DELAWARE
SEAL
2007

By:
	Chairman	Chief Executive Officer, President and
Secretary
Countersigned By:
Transfer Agent

iSTAR ACQUISITION CORP.

The Corporation will furnish without charge to each securityholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian
TEN ENT	-	as tenants by the entireties			(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING ZIP CODE, OF ASSIGNEE)

                                     UNITS REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                                ATTORNEY TO TRANSFER THE SAID UNITS ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C.
RULE 17Ad-15).

Exhibit B

SPECIMEN CO-INVESTMENT COMMON STOCK CERTIFICATE

No. U-	UNITS
CUSIP No.

iSTAR ACQUISITION CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF THE
COMMON STOCK OF

iSTAR ACQUISITION CORP.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.  THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.  WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

iSTAR ACQUISITION CORP.
CORPORATE
DELAWARE
SEAL
2007

By:
Chairman	Chief Executive Officer, President and
Secretary

Countersigned By:
Transfer Agent

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian
TEN ENT	-	as tenants by the entireties			(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

iSTAR ACQUISITION CORP.

iSTAR Acquisition Corp. (the “Corporation”) will furnish without charge to each securityholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights.  This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Corporation’s amended and restated certificate of incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of the Corporation’s Common Stock (copies of which may be obtained from the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THESE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO A CO-INVESTMENT AGREEMENT DATED [ • ], 2008, A COPY OF WHICH CAN BE OBTAINED FROM THE CORPORATION AT ITS EXECUTIVE OFFICES.

FOR VALUE RECEIVED, HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING ZIP CODE, OF ASSIGNEE)

                             SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                      ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C.
RULE 17Ad-15).

Exhibit C

WARRANT CERTIFICATE AND
WARRANT AGREEMENT

C-1